PRESTIGE BRANDS Investor Presentation 1 Announcement of Pending Acquisitions April 25, 2014 Exhibit 99.2

PRESTIGE BRANDS Investor Presentation 2 This presentation contains certain “forward - looking” statements within the meaning of the Private Securities Litigation Reform A ct of 1995, such as statements about the Company’s ability to seamlessly integrate the Insight and Hydralyte acquisitions, the synergies, efficiencies and accretion expected from the acquisitions, the sources of financing for the acquisitions, the timi ng of closing and integration of the acquisitions, the expected growth and market position of the acquired brands, the Company’s expansion, cash expected to be generated from the acquired businesses, the Company’s support for the acquired brands and investment in product expansion, expected tax savings and value creation, anticipated transaction expenses, the Company’s abi lit y to delever, and the Company’s future financial performance. Words such as “continue,” “will, ” “expect,” “anticipate,” “targ et, ” “seek,” “towards,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward - looking statements. Such forward - looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by suc h forward - looking statements. These factors include, among others, failure to satisfy the closing conditions for the acquisitions, the failure to successfully integrate the Insight or Hydralyte businesses, general economic and business conditions, competitive pressures, unexpected costs, the effectiveness of the Company’s brand building investments, lower than expected cash flow or tax savings from the acquisitions, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10 - K for the year ended March 31, 2013 and Part II, Item 1A in the Company’s Quarterly Report on Form 10 - Q for the quarter ended December 31, 2013. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date this presentation. Except to the extent required by applicable securities la ws, the Company undertakes no obligation to update any forward - looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

PRESTIGE BRANDS Investor Presentation 3 ▪ Transaction Summary ▪ Overview ▪ Overview ▪ Financial Highlights ▪ The Road Ahead Agenda for Today’s Discussion Management Presenters Ron Lombardi CFO Matt Mannelly CEO & President

PRESTIGE BRANDS Investor Presentation 4 Overview of Recently Announced Acquisitions ▪ Prestige Brands announced an agreement to acquire Insight Pharmaceuticals Corporation (“Insight”) for US$750 million − As part of the transaction, Prestige will acquire tax attributes with a present value of approximately $100 million, which would result in an effective purchase price of approximately $650 million − Purchase price represents approximately 8x Pro Forma Adjusted EBITDA, including synergies and expected supply - chain efficiencies, and net of present value of tax benefits ▪ As announced on April 15 th , Prestige also acquired Hydralyte TM (“Hydralyte”) for an undisclosed sum ▪ Acquisition of Insight adds a compelling platform of scale in the Feminine Care OTC category − Addition of a portfolio of feminine care brands, anchored by Monistat®, a $100+ million brand with a #1 position − Operating model consistent with Prestige and will enable a seamless integration ▪ Acquisition of Hydralyte TM drives further expansion of highly attractive Australasia geography − Leading and rapidly growing oral rehydration OTC brand in Australia and New Zealand − Doubles Care Pharma subsidiary revenues to approximately AUD$50 million and puts Prestige on path towards an AUD$100 million Australasian business ▪ The transactions are expected to be immediately accretive to E.P.S and Free C ash Flow, excluding transaction , integration and purchase accounting items ▪ The transactions are expected to be financed with cash on hand, availability through Prestige’s revolving credit agreement, and an add - on to Prestige’s existing Term Loan ▪ Both acquisitions are targeted to close in the first half of the Company’s fiscal year, subject to regulatory approval

PRESTIGE BRANDS Investor Presentation 5 Acquisitions Continue the Transformation of Prestige by Expanding into Attractive OTC Segments and Geographies Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige’s OTC Business North American Brands 2010 2012 2013 2014 2011 April 2014 July 2013 April 2014 December 2011 December 2010 September 2010 Platform Expansion Geographic Expansion

Insight Pharmaceuticals Overview

insight Pharmaceuticals

Business Mix



Geographic Profile
~$175 Million
Canada
United States
~95%
Category Profile
Feminine Care
~70%
Dermatologicals
Cough & Cold
GI
Eye & Ear
Analgesics
~30%

Business Overview

- Insight is a marketer and distributor of feminine care and selected other OTC brands
- Key feminine care brands include:

  MONISTAT · ept · URISTAT · VITRON-C

- Select other niche, need-based brands include:

  Nix · Stye · AURO · DERMAREST

- Virtual operating model with outsourced manufacturing, sales and distribution functions
- Net Sales of approximately $175MM and Pro Forma Adjusted EBITDA of approximately $80MM[1]

(1) *Pro Forma Adjusted EBITDA is a Non-GAAP financial measure and is arrived at by taking Pro Forma Net Income of $7 million and adding back depreciation and amortization of $12 million, interest expense of $35 million, income taxes of $4 million and transition, integration and purchase accounting items of $22 million to arrive at $80 million*

PrestigeBrands PRESTIGE BRANDS Investor Presentation 6

PRESTIGE BRANDS Investor Presentation 7 Addition of New, $125MM+ Platform in Feminine Care ▪ #1 and only branded offering in the yeast infection treatment category ▪ Nearly 40 - year brand heritage ▪ Rx heritage positioning – approved for OTC use in 1991 ▪ #1 Dr. Recommendation ▪ Gold standard efficacy ▪ Marketed in the U.S. and Canada ▪ e.p.t has a nearly 40 - year heritage as America’s first home pregnancy test − #1 Pharmacist Recommendation ▪ Uristat provides relief from UTI pain ▪ Vitron - C is an iron supplement for a common form of nutritional deficiency during pregnancy ▪ Highly complementary to Monistat offering

PRESTIGE BRANDS Investor Presentation 8 Compelling Strategic and Financial Rationale: Meaningful Addition to Our OTC Portfolio Transaction Meets Prestige’s Disciplined Strategic, Execution and Financial Acquisition Criteria ▪ Adds new, attractive scale OTC platform in Feminine Care − Strong brand and consumer franchises; Monistat becomes Prestige’s largest brand − Market - leading #1 brand with 53% market share (1) ▪ Highly attractive financial profile − Accretive to overall gross margin and EBITDA margin profile − Well aligned with Prestige’s outsourced operating model − Limited incremental overhead provides leverage on existing cost structure − Highly cash generative and meaningfully accretive to earnings ▪ Clear path for long - term value creation − Increased brand support and new product pipeline are key to capturing full value of the brand equity − Additional acquisition opportunities in the feminine care space (1) IRI Multi - Outlet retail dollar sales for the latest 52 - week period ending March 23, 2014

PRESTIGE BRANDS Investor Presentation 9 Hydralyte Overview ▪ Hydralyte was launched in 2001 ▪ Brand has demonstrated exceptional growth ▪ Hydralyte is the market leader in Australian pharmacy OTC Oral Rehydration with 82% market share ▪ Six products approved to treat dehydration in newborns, infants, children, adults and the elderly ▪ Acquisition includes all assets relating to marketing the brand in Australia and New Zealand; expected seamless integration into Care subsidiary ▪ Net Sales of AUD$25 million Hot/ Dry Condition Vomiting & Diarrhea Sports Travel Alcohol Workplace Business Overview Comprehensive Product Offering

PRESTIGE BRANDS Investor Presentation 10 ▪ Adds growing, market leading brand in Australasian OTC category − #1 position in growing oral rehydration category − Strong strategic fit; doubles Prestige’s scale in Australasian geography − Rich brand extension opportunity set − Well aligned with Prestige’s international distribution channels, marketing approach, supply chain, and regulatory approach ▪ Highly attractive financial profile − Gross margins and contribution margins that allow for increased investment in brand building and new products − Leverages Care Pharma’s “go to market” model and resources, creating meaningful synergies and benefits − Doubles Prestige’s scale in Australia while being accretive to earnings Compelling Strategic and Financial Rationale: Expansion of Prestige’s International Business Transaction Provides Synergistic Opportunity to Expand Presence in Attractive Australasian Market

PRESTIGE BRANDS Investor Presentation 11 Prestige has Nearly Tripled its International Business in the Last Three Years 2011 2014 U.S. International ▪ Distributor model ▪ Predominantly established markets ▪ Local operations in Australia and New Zealand ▪ Proven M&A competency ▪ Beachhead for attractive region International Business Has Grown from $35MM to $110MM in Last Three Years U.S. International

Transactions Add to Prestige's Strategic OTC Category Platforms



Prestige
New Acquisitions
North America
Australasia
~$700
~$130
~$120
~$120
~$100
~$90
~$80
~$50
~$10
~$40
100%
80%
60%
40%
20%
0%
ept
MONISTAT
SUCRETS
LUDEN'S
Pedia Care
Chloraseptic
Little Remedies
ANACIN
Ecotrin
BC Goody's
Other
Tagamet
Fiber Choice
Gaviscon
Dramamine
beano
Murine
Debrox
Clear eyes
Dermoplast
Nix
Hydralyte
Oral Hydration
Care
Cough Cold
Feminine Care
Cough Cold
Analgesics
GI
Eye & Ear
Derm.
Oral Care
Sleep Aids

Dollar values in millions

PrestigeBrands
PRESTIGE BRANDS Investor Presentation 12

PRESTIGE BRANDS Investor Presentation 13 Transactions Meaningfully Enhance Prestige’s Scale and Profitability…Approx. $800MM in Sales and $300MM Pro Forma Adjusted EBITDA Net Sales Pro Forma Adjusted EBITDA (1) Scale Profitability Pro Forma Adjusted Gross Margin (% Net Sales) Pro Forma Adjusted EBITDA Margin (% Net Sales) +33% +47% +300 bps +300 bps (1) Pro Forma Adjusted EBITDA is a Non - GAAP financial measure and is arrived at by taking Pro Forma Net Income of $89 million and a dding back depreciation and amortization of $31 million, interest expense of $103 million, income taxes of $52 million and transition, integration and purchase accounting items of $25 million to arrive at $300 million (2) Pro Forma Adjusted Gross Margin excludes $5 million of charges related to purchase accounting inventory step - up (3) Pro Forma Adjusted EBITDA margin excludes depreciation and amortization of $31 million, interest expense of $103 million, inc ome taxes of $52 million and transition, integration and purchase accounting items of $25 million (1) (2) (3)

PRESTIGE BRANDS Investor Presentation 14 Prestige’s Operating Model Generates Superior Free Cash Flow and Free Cash Flow Conversion Dollar values in millions (1) Free Cash Flow is a Non - GAAP financial measure and is defined as Net Cash Provided by Operating Activities less Capital Expendit ures (2) Free Cash Flow Conversion is a Non - GAAP financial measure and is defined as Free Cash Flow over Adjusted Net Income (3) Free Cash Flow may be found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2013 (4) Free Cash Flow Conversion utilizes the Adjusted Net Income found in the Financial Highlights section of our Annual Report for th e Fiscal Year ended March 31, 2013 (5) Expected Cash Flow from Operations of approximately $128 million less Capital Expenditures of approximately $3 million (6) Expected Cash Flow from Operations of approximately $ 182 million less Capital Expenditures of approximately $7 million Free Cash Flow (1) (Free Cash Flow Conversion (2) ) North American Brands 176% (4) 216% (4) 133% (4) 165% (4) ~165% ▪ Outsourced Manufacturing with minimal capital outlays ▪ Highly Tax - Efficient Acquisitions ▪ Disciplined acquisition strategy with Proven Integration Synergies ~165% +40% $125 (5) ~$175 (6) (3) (3) (3) (3)

PRESTIGE BRANDS Investor Presentation 15 Tax - Efficient Acquisitions Materially Improve Free Cash Flow Conversion 4 – 7 $ 35 $ 10 $ 50 12 5 2 15 13 5 2 15 13 40 15 125 1 – 15 30 15 100 Total ~$ 120 ~$ 45 ~$ 300 North American Brands Years Remaining Annual Tax Amortization Annual Cash Tax Savings Present Value Prestige Legacy Recent Acquisitions Pending Acquisitions Dollar values in millions (1) Includes NOLs (1)

PRESTIGE BRANDS Investor Presentation 16 Expected Financing Structure Takes Advantage of Attractive Environment and Superior Cash Flow Characteristics Transactions Financing ▪ Transactions are expected to be financed through cash on hand, availability through Prestige’s revolving credit agreement, and an add - on to Prestige’s existing Term Loan ▪ Anticipating net debt at closing of $1,750 million ▪ Expect to incur transaction, integration and acquisition - related expenses of approximately $25 million Cash Generation ▪ Combined Pro Forma Adjusted EBITDA and Free Cash Flow of approximately $300 million (1) and approximately $175 million (2) , respectively ▪ Pro - Forma net debt / Pro Forma Adjusted EBITDA of approximately 5.8x ▪ Interest coverage of approximately 3.5x ▪ Expect rapid deleveraging and strong cash flow generation (1) Pro Forma Adjusted EBITDA is a Non - GAAP financial measure and is arrived at by taking Pro Forma Net Income of $89 million and ad ding back depreciation and amortization of $31 million, interest expense of $103 million, income taxes of $52 million and transition, integration and purchase accounting items of $25 million to arrive at $300 million (2) Expected Cash Flow from Operations of approximately $182 million Less Capital expenditure of approximately $7 million

PRESTIGE BRANDS Investor Presentation 17 Strong Cash Flow Conversion Drives Rapid Deleveraging Consistent with Historical Acquisitions Leverage (1) North American Brands +1.0x (1) Leverage ratio reflects net debt / covenant defined EBITDA (2) Interest Coverage reflects cash interest expense / Pro Forma covenant defined EBITDA Interest Coverage (2) ~3.5x 5.3x ~ 5.8x 2.5x

PRESTIGE BRANDS Investor Presentation 18 Proven Integration Model for Efficient and Rapid Transition of Acquired Brands Sales & Distribution Brand Building Regulatory / Quality Assurance ▪ Integrate sales structure with Prestige’s current model Expect Integration to be Meaningfully Complete within Six Months of Closing ▪ Invest meaningfully in Monistat and other acquired brands ▪ Integrate RA / QA functions with Prestige’s in - house capabilities ▪ Leverage existing distribution and sales capabilities ▪ Leverage Care’s Healthcare Professionals’ endorsement and continue Hydralyte’s marketing strategy ▪ Integrate with Care Pharma functions Supply Chain ▪ Identified significant cost savings ▪ Many suppliers in common with current Prestige suppliers ▪ Continuity plans in place ▪ Will seek savings going forward

PRESTIGE BRANDS Investor Presentation 19 Prestige Today: Investment Highlights ▪ Diversified consumer healthcare company competing in attractive OTC market ▪ Portfolio of trusted brands with durable consumer franchises across multiple strategic platforms – Strong positions in key OTC categories (eye/ear, cough/cold, fem. care, analgesics and G.I.) ▪ Proven track record of strong financial performance – Proven brand building initiatives – Industry leading margin and cash flow generation – Consistent M&A execution ▪ Proven management team supported by deep bench has delivered meaningful shareholder value creation 2010 $293 Million 2012 $441 Million 2014 ~$800 Million Sales:

PRESTIGE BRANDS Investor Presentation 20 Strong Consumer Franchise Across Attractive OTC Categories Cough/Cold Eye/Ear Fem. Care Analgesics G.I. ~$130 ~$120 ~$120 ~$100 ~$90 Dollar values in millions

PRESTIGE BRANDS Investor Presentation 21 Prestige’s Proven Track Record of Growth Consensus Actual 19.9% CAGR Net Sales Adjusted EBITDA Adjusted EPS 23.3% CAGR 22.3% CAGR Dollar values in millions (1) Adjusted EBITDA may be found in our Earnings Releases for each respective year ended March 31 (2) Free Cash Flow and Adjusted EPS may be found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2013 Free Cash Flow 18.7% CAGR (1) (1) (2) (2) (2) (2)

PRESTIGE BRANDS Investor Presentation 22 Strategic Transactions Expand Our Scale in the Consumer Healthcare Market ▪ These acquisitions, upon completion, are an important step towards solidifying our position as a leading OTC company ▪ Hydralyte reinforces Prestige’s position in the high - growth Australasian market ▪ Transactions would expand Prestige’s existing gross margin and EBITDA margin profile and are expected to be accretive to earnings and cash flow in fiscal year 2015 ▪ Acquisitions are in the “sweet spot” of Prestige’s competency in acquiring, integrating, and growing brands through investment in brand support

PRESTIGE BRANDS Investor Presentation 23 Prestige’s Transformation and the Road Ahead Revenue Free Cash Flow (2) Adj. Gross Margin Adj. EBITDA Margins (1) FY 2011 FY 2012 FY 2010 FY 2013 $336 $441 $624 $800 53% 52% 57% ~60% 30% 30% 35% 37%+ $59 $67 $127 ~$175 PF FY 2015 $86 $293 52% 30% The Road to a Billion and Beyond ▪ World Class Organization Driven by an Enduring Culture ▪ Preeminent Brand Building and Sales Company ▪ Highly Attractive Operating Model ▪ Proven and Repeatable M&A Strategy A&P (% of Sales) 13% 13% 15% 15%+ 11% Dollar values in millions (1) Adjusted EBITDA Margins may be found in our Earnings Releases for each respective Fiscal Year ending March 31 (2) Free Cash Flow is a Non - GAAP financial measure and may be found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2013

PRESTIGE BRANDS Investor Presentation 24 Drivers of Our long - term Value - Creation strategy + + Expect Year 1 Pro Forma Adjusted E.P.S of $1.90 – $2.00 Free Cash Flow +40% $125 (1) ~$175 (2) Dollar values in millions except for per share figures (1) Expected Cash Flow from Operations of approximately $128 million less Capital Expenditures of approximately $3 million (2) Expected Cash Flow from Operations of approximately $182 million less Capital Expenditures of approximately $7 million

PRESTIGE BRANDS Investor Presentation 25